                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------



                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  AUGUST 28, 1998





                              AVIATION GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           TEXAS                        0-10124                  75-2631373
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



      700 N. PEARL STREET, SUITE 2170
               DALLAS, TEXAS                                        75201
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (214) 922-8100.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of the Businesses Acquired.

     Financial Statements of General Electrodynamics Corporation

                                                                                                       Page
                                                                                                       ----
         Report of Independent Accountants dated October 21, 1998 by Rodriguez
                 Holland & Co., P.C.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-1
         Balance sheets of August 31, 1998 and August 31, 1997  . . . . . . . . . . . . . . . . . .     F-2
         Statements of operations for the years ended August 31, 1998 and
                 August 31, 1997  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-3
         Statements of cash flow for the years ended August 31, 1998
                 and August 31, 1997  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-4
         Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-5

         (b)      Pro Forma Financial Information.

     Unaudited Pro Forma Financial Statements of Aviation Group, Inc. and its Subsidiaries

     The Company's Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended June 30, 1998, and the Company's Unaudited Pro Forma Consolidated Balance Sheet at June 30, 1998, contained herein give effect to the acquisition in August 1998 of General Electrodynamics Corporation ("GEC") utilizing the purchase method of accounting.

     The Company's Unaudited Pro Forma Consolidated Statement of Operations is presented as if the GEC acquisition had been consummated at the beginning of the period presented. The Company's Unaudited Pro Forma Consolidated Balance Sheet assumes the GEC acquisition had been consummated on June 30, 1998. The pro forma adjustments relating to the allocation of the purchase price of GEC represent the Company's preliminary determinations of the purchase accounting and other adjustments and are based upon available information and certain assumptions that the Company considers reasonable under the circumstances. Final amounts could differ from those set forth therein.

     The Unaudited Pro Forma Consolidated Financial Statements of the
Company are presented for illustrative purposes only and do not purport to present the financial position or results of operations of the Company nor are they necessarily indicative of the results of operations which may be expected to occur in the future.

                                                                                                       Page
                                                                                                       ----
         Pro forma balance sheet as of June 30, 1998  . . . . . . . . . . . . . . . . . . . . . . .    F-12
         Pro forma statement of operations for the year ended June 30, 1998 . . . . . . . . . . . .    F-13

                 (c)      Exhibits.

Exhibit No.      Description
-----------      -----------
     2.1         Stock Purchase Agreement dated as of August 28, 1998 among Aviation Group, Inc., General
                 Electrodynamics Corporation, Omega Management Corporation and Thomas J. Smith (schedules and exhibits are omitted but will be provided to the Commission upon request).*

--------------------------

*Previously filed

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 11, 1998.


                                           AVIATION GROUP, INC.



                                           By: /s/    Richard L. Morgan
                                              ------------------------------
                                               Richard L. Morgan, Executive
                                               Vice President and Chief
                                               Financial Officer

                   [RODRIGUEZ HOLLAND & CO., P.C. LETTERHEAD]



                        INDEPENDENT ACCOUNTANTS' REPORT

Board of Directors
General Electrodynamics Corporation

We have audited the accompanying balance sheets of General Electrodynamics Corporation as of August 31, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of General Electrodynamics Corporation as of August 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                       /s/ RODRIGUEZ HOLLAND & CO., P.C.


October 21, 1998

                       GENERAL ELECTRODYNAMICS CORPORATION
                                 BALANCE SHEETS
                            AUGUST 31, 1998 AND 1997


                                             ASSETS
                                                                            1998                1997
                                                                        -----------         -----------
Current assets:
    Cash                                                                $    41,196         $    43,968
    Accounts receivable - trade                                             244,396             243,332
    Inventories                                                           1,039,490           1,020,118
    Prepaid expenses and other current assets                                 4,805              11,519
    Income tax refund receivable                                               --                39,337
                                                                        -----------         -----------
        Total current assets                                              1,329,887           1,358,274

Property and equipment. net                                                 848,783             989,405
Intangible assets, net                                                      271,989             306,067
                                                                        -----------         -----------
        Total assets                                                    $ 2,450,659         $ 2,653,746
                                                                        ===========         ===========

                               LIABILITIES AND STOCKHOLDER'S EQUITY
                                                                            1998                1997
                                                                        -----------         -----------
Current liabilities:
   Note payable to bank                                                 $   400,000         $      --
   Current portion of long-term debt                                        354,978             485,275
   Accounts payable                                                         391,320             515,269
   Accrued liabilities                                                       80,801              83,319
   Customer advances                                                        205,329             429,080
                                                                        -----------         -----------
        Total current liabilities                                         1,432,428           1,512,943

Long-term debt, net of current portion                                      819,766             888,574
                                                                        -----------         -----------
        Total liabilities                                                 2,252,194           2,401,517

Stockholder's equity:
   Common stock, par value $.01, 100,000 shares authorized;
        1,000 shares issued and outstanding                                      10                  10
    Additional paid-in capital                                              336,854             249,990
    Retained earnings (deficit)                                            (138,399)              2,229
                                                                        -----------         -----------
        Total stockholder's equity                                          198,465             252,229
                                                                        -----------         -----------
        Total liabilities and stockholder's equity                      $ 2,450,659         $ 2,653,746
                                                                        ===========         ===========

    The accompanying notes are an integral part of these financial statements

                       GENERAL ELECTRODYNAMICS CORPORATION
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                  For the years ended August 31, 1998 and 1997

                                                           1998                1997
                                                        -----------         -----------
Sales                                                   $ 3,642,646         $ 5,187,039

Cost of sales                                             2,195,707           3,166,924
                                                        -----------         -----------

    Gross profit                                          1,446,939           2,020,115

Warehousing, selling, general and
  administrative expenses                                 1,426,948           1,916,510
                                                        -----------         -----------

    Income (loss) from operations                            19,991             103,605

Interest expense                                           (160,619)           (167,786)
                                                        -----------         -----------

    Income (loss) before income taxes                      (140,628)            (64,181)

Income tax expense (benefit)                                   --               (11,185)
                                                        -----------         -----------

    Net income (loss)                                      (140,628)            (52,996)

Beginning retained earnings                                   2,229              55,225
                                                        -----------         -----------

    Ending retained earnings (deficit)                  $  (138,399)        $     2,229
                                                        ===========         ===========

   The accompanying notes are an integral part of these financial statements

                       GENERAL ELECTRODYNAMICS CORPORATION
                             STATEMENTS OF CASH FLOW
                  FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                            1998                1997
                                                                        -----------         -----------
Cash flows from operating activities:
   Net income (loss)                                                    $  (140,628)        $   (52,996)
   Adjustments to reconcile net income to net cash
     provided by operating activities:
        Depreciation                                                        127,571             121,909
        Amortization of intangible assets                                    34,078              30,176
        Loss on sale of equipment                                             7,814               8,842
        Deferred income taxes                                                  --                (4,842)
        Changes in assets and liabilities:
           Accounts receivable - trade                                       (1,064)            202,713
           Inventories                                                      (19,372)           (177,117)
           Prepaid expenses and other current assets                          6,714              21,598
           Income tax refund receivable                                      39,337             (39,337)
           Accounts payable                                                (123,949)             80,806
           Accrued liabilities                                               (2,518)             (1,995)
           Customer advances                                               (223,751)            429,080
           Income taxes payable                                                --               (13,396)
                                                                        -----------         -----------
              Net cash provided (used) by operating activities             (295,768)            605,441

Cash flows from investing activities:
   Purchase of property and equipment                                        (3,563)            (58,454)
   Proceeds from sale of property and equipment                               8,800              10,300
                                                                        -----------         -----------
              Net cash provided (used) by investing activities                5,237             (48,154)

Cash flows from financing activities:
   Payments on notes payable                                                   --               (80,000)
   Proceeds from issuance of long-term debt                                    --                14,622
   Proceeds from notes payable                                              400,000                --
   Payments on long-term debt                                              (199,105)           (475,381)
   Additional paid-in capital                                                86,864                --
                                                                        -----------         -----------
              Net cash provided (used) by financing activities              287,759            (540,759)
                                                                        -----------         -----------

Net increase (decrease) in cash                                              (2,772)             16,528
Cash at beginning of year                                                    43,968              27,440
                                                                        -----------         -----------
Cash at end of year                                                     $    41,196         $    43,968
                                                                        ===========         ===========

   The accompanying notes are an integral part of these financial statements

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 1 - ORGANIZATION OF THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Omega Acquisition Corporation (Omega) was organized and incorporated in Texas in August 1995. Omega changed its name to General Electrodynamics Corporation (GEC) in September 1995, when it was capitalized. GEC was a wholly owned subsidiary of Omega Management Corporation until August 1998, when it was purchased by Aviation Group, Inc.

     GEC is in the business of manufacturing and selling portable electronic scales and weighing devices throughout the world to a variety of customers including the airline industry and governments. The following is a summary of GEC's significant accounting policies.

     INVENTORIES

     Inventories are stated at the lower of first-in, first-out (FIFO) cost or market.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost less accumulated depreciation. Additions to, and major improvements of, property and equipment are capitalized. Maintenance and repair costs are expensed as incurred. When assets are retired, or otherwise disposed of, their costs and related accumulated depreciation are removed from the accounts. Any resulting gains or losses are included in the operations of the period.

     Depreciation for financial reporting purposes is computed using the straight-line method over the estimated useful lives of the assets as follows:

                 Production equipment                     10 years
                 Furniture and fixtures                   10 years
                 Office equipment                          6 years
                 Transportation equipment                3-5 years

     INTANGIBLE ASSETS

          ORGANIZATION COSTS - The costs of forming the Company, primarily legal fees, were capitalized and are being amortized on a straight-line basis over five years.

          COVENANT NOT TO COMPETE - The value assigned to the covenant not to compete is its acquisition cost, measured by the present value of the liability incurred. The covenant not to compete is being amortized on a straight-line basis over 15 years.

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INCOME TAXES

     GEC provides deferred taxes on income for differences between income reported for financial reporting purposes and taxable income, in accordance with Statement of Financial Accounting Standards No. 109. Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

     RESEARCH AND DEVELOPMENT

     Research and development expenditures are charged to operations as incurred. Research and development expense was approximately $306,563 and $240,000 for the years ended August 31, 1998 and 1997, respectively.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments in accordance with Statement of Financial Accounting Standards No. 107:

          NOTES PAYABLE AND LONG-TERM DEBT

          Based on the borrowing rates currently available to the Company for loans with similar terms and average maturities, and due to all bank debt being at variable rates, the fair value of long-term debt approximates its carrying amount.


     USES OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues during the reporting periods. Actual results could differ from estimates. GEC uses estimates to calculate depreciation and amortization expense.

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 2 - ASSET PURCHASE AGREEMENT

     On September 19, 1995, GEC acquired substantially all of its operating assets under a purchase and sale agreement. The asset acquisition was accounted for by the purchase method of accounting. Under the terms of the purchase and sale agreement, GEC acquired certain assets for $1,880,000 in cash, which was funded through a bank term note and assumed certain specific liabilities of the seller.

     GEC also executed a royalty agreement and an ancillary covenant not to compete with the seller. The noncompetition agreement provides for payments to the seller over a four year period in exchange for covenants not to compete from the seller for a period of 15 years. The noncompetition agreement is partially guaranteed by the sole stockholder of Omega Management Corporation, which had been GEC's parent company. It is subordinate to GEC's bank debt.

NOTE 3 - INVENTORIES

     Inventories consisted of the following at August 31:

                                           1998                  1997
                                           ----                  ----
               Finished goods          $   50,388            $   21,475
               Work in process            264,762               442,719
               Raw materials              724,340               555,924
                                       ----------            ----------
                                       $1,039,490            $1,020,118
                                       ==========            ==========

NOTE 4 - PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at August 31:

                                              1998                  1997
                                              ----                  ----
     Production equipment                 $1,088,564             $1,088,564
     Furniture and fixtures                   39,506                 39,506
     Office equipment                         72,549                 68,986
     Transportation equipment                  8,910                 33,832
                                          ----------             ----------
                                           1,209,529              1,230,888
     Less accumulated depreciation           360,746                241,483
                                          ----------             ----------
     Total property and equipment, net    $  848,783             $  989,405
                                          ==========             ==========

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            August 31, 1998 and 1997


NOTE 5 - INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                                Accumulated
                                                   Cost         Amortization        Net
                                                   ----         ------------        ---
           August 31, 1998:
           ----------------

           Organization costs                   $  68,473        $  41,085       $  27,388
           Covenant not to compete                305,750           61,149         244,601
                                                ---------        ---------       ---------
               Total                              374,223        $ 102,234       $ 271,989
                                                =========        =========       =========
           August 31, 1997:
           ----------------

           Organization costs                   $  68,473        $  27,390       $  41,083
           Covenant not to compete                305,750           40,766       $ 264,984
                                                ---------        ---------       ---------
               Total                              374,223        $  68,156       $ 306,067
                                                =========        =========       =========

NOTE 6 - NOTE PAYABLE TO BANK

Note payable to bank of $400,000 at August 31, 1998 consisted of a revolving note with interest at the bank base rate (9.5% at August 31, 1998) plus 1%, due October 1998, collateralized by equipment, inventory and accounts receivable.

NOTE 7 - ADDITIONAL PAID-IN CAPITAL

In connection with its purchase of GEC in August 1998, Aviation Group, Inc. contributed $86,864 in additional paid-in capital, which was used to repay a loan from its former shareholder.

NOTE 8 - INCOME TAXES

The income tax benefit in 1997 resulted from the carryback of part of that year's operating loss to the prior year. After the carryback, GEC had remaining approximately $160,000 of tax losses available for carryforward to offset future taxable income. The tax loss of approximately $140,000 sustained in 1998 is also available for carryforward to offset future taxable income.

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 9 - LONG-TERM DEBT

     Long-term debt consisted of the following at August 31:

                                                                          1998                    1997
                                                                       -----------            -----------
     Note payable to bank, interest at bank base rate adjusted
     periodically (9% and 10% at August 31, 1998 and 1997,
     respectively); collateralized by equipment, inventories,
     accounts receivable, intangibles and stock of the Company's
     Parent. Due in monthly payments of $17,222 plus interest
     through April 2003.                                                   964,445             $1,133,333

     Covenant not to compete                                               210,299                229,436

     Note payable to bank in monthly installments of $554,
     including interest of 10.25%; secured by vehicle.                        --                   11,080
                                                                       -----------            -----------
                                                                         1,174,744              1,373,849

     Less current portion                                                  354,978                485,275
                                                                       -----------            -----------
                                                                       $   819,766            $   888,574
                                                                       ===========            ===========

     Maturities of long-term debt at August 31, 1998, were as follows:

                      1999                          $   354,978
                      2000                              268,655
                      2001                              206,667
                      2002                              206,667
                      2003                              137,777
                                                    -----------
                                                    $ 1,174,744
                                                    ===========

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 10 - COVENANT NOT TO COMPETE

     As part of the asset purchase agreement, as amended by a compromise and settlement agreement on May 24, 1996, GEC agreed to pay the Seller $400,000 over the next four years in exchange for covenants not to compete. Payments are due quarterly with an initial payment of $10,000 due May 31, 1996, and $25,000 thereafter through February 28, 2000. A final payment of $15,000 is due on May 31, 2000. All of the above amounts include imputed interest. The expected flow of payments has been discounted at 10.25% as follows:

            Face amount of agreement                             $   400,000
            Discount at 10.25%                                       (94,250)
                                                                 -----------
                                                                     305,750
            Payments to August 31, 1996                               (4,475)
                                                                 -----------
            Discounted amount included
              in long-term debt at August 31, 1996                  301,275
            Payments during year ended August 31, 1997              (71,839)
                                                                 -----------
            Discounted amount included
              in long-term debt at August 31, 1997                  229,436
            Payments during year ended August 31, 1998              (19,137)
                                                                 -----------
            Discounted amount included in long-term
              debt at August 31, 1998                            $   210,299
                                                                 ===========

     The covenant not to compete is partially guaranteed by the sole stockholder of Omega Management Corporation, which had been GEC's parent company. It is subordinate to GEC's bank debt. The amortization of the discount is included in interest expense.

NOTE 11 - COMMITMENTS

     GEC has building and equipment operating lease agreements. Total rent expense was approximately $65,800 and $80,600 for the years ended August 31, 1998 and 1997, respectively.

     The following is a schedule of future minimum lease payments required under operating leases that had initial or remaining noncancellable terms in excess of one year at August 31, 1998:

            1999                                         $ 8,280
            2000                                           8,280
            2001                                           3,450
                                                         -------
                                                         $20,010
                                                         =======

                       GENERAL ELECTRODYNAMICS CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                            AUGUST 31, 1998 AND 1997

NOTE 12 - PROFIT SHARING PLAN

     GEC maintains a voluntary 401(k) profit sharing plan covering all employees. Employees may choose to defer a portion of their compensation, not to exceed the Internal Revenue Service limitations, by contributing to the Plan. Company contributions are discretionary. GEC did not contribute to the Plan during fiscal years ended August 31, 1998 and 1997.

NOTE 13 - MAJOR CUSTOMERS

     Approximately 31% and 26% of GEC's revenue during the years ended August 31, 1998 and 1997, respectively, were from transactions with a U.S. government defense agency. In addition, for the year ended August 31, 1997, approximately 57% of GEC's revenue were from transactions with a Russian government agency.

NOTE 14 - YEAR 2000 ISSUE

     GEC may be affected by the problems associated with the Year 2000 issue. An in-depth examination will need to be made of all computer programs and computer equipment to ensure that they comply. Critical vendors and grantors will also need to be contacted to make sure they will be Year 2000 compliant.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      AVIATION GROUP, INC. AND SUBSIDIARIES
                              AS OF JUNE 30, 1998


                                                                         Historical
                                                    ----------------------------------------------------
                                                       Aviation Group, Inc.      General Electroydnamics
                                                    Consolidated Balance Sheet       Balance Sheet
                                                              30-Jun-98                31-Aug-98
                                                              (audited)                (audited)
                                                    --------------------------   -----------------------
ASSETS
Current Assets
    Cash                                                 $      509,000             $        41,00
    Restricted Time Deposit                                     200,000
    Accounts receiveable, net                                 2,020,000                    244,000
    Inventory, net                                            1,513,000                  1,040,000
    Deferred income taxes                                        88,000
    Prepaid expenses and other                                  129,000                      5,000
                                                         --------------             --------------
       Total Current Assets                                   4,459,000                  1,330,000
                                                         --------------             --------------


Property and equipment                                        4,812,000                  1,210,000
Less: accumulated depreciation                               (1,099,000)                  (361,000)
                                                         --------------             --------------
                                                              3,713,000                    849,000
                                                         --------------             --------------

Goodwill, net                                                 3,135,000

Deferred income taxes                                           112,000
Other                                                           181,000                    272,000
                                                         --------------             --------------
                                                              3,428,000                    272,000
                                                         --------------             --------------
Total Assets                                             $   11,600,000             $    2,451,000
                                                         ==============             ==============

LIABILITIES AND SHARHOLDERS' EQUITY
Current Liabilities
    Current maturities of long-term debt                 $      625,000             $      355,000
    Current portion of capital lease obligations                 71,000
    Other short-term borrowings                                 855,000                    400,000
    Accounts payable                                          1,424,000                    391,000
    Accrued interest                                             44,000
    Income taxes payable                                         25,000
    Accrued and other liabilities                             1,023,000                    286,000
                                                         --------------             --------------
       Total Current Liabilities                              4,067,000                  1,432,000
                                                         --------------             --------------

Long-Term Liabilities
    Long-term debt, net of current maturities                   723,000                    820,000
    Capital lease obligations, net of current maturities        181,000
    Loan from shareholder                                        15,000
    Deferred income taxes
                                                         --------------             --------------
       Total Long-Term Liabilities                              919,000                    820,000
                                                         --------------             --------------

Total Liabilities                                             4,986,000                  2,255,000
Shareholders' Equity
    Common Stock                                                 33,000
    Additional Paid-in capital                                8,957,000                    337,000


    Retained earnings (deficit)                              (2,376,000)                  (138,000)
                                                         --------------             --------------
       Total Shareholders' Equity                             6,614,000                    199,000
                                                         --------------             --------------
Total Liabilities and Shareholders' Equity               $   11,600,000             $    2,451,000
                                                         ==============             ==============

                                                                       Pro-Forma
                                                         ----------------------------------------
                                                          Adjustments                As Adjusted
                                                             and                     Consolidated
                                                          Eliminations              Balance Sheet
                                                          (unaudited)                (unaudited)
                                                         -------------             ---------------
ASSETS
Current Assets
    Cash                                                                            $      550,000
    Restricted Time Deposit                                                                200,000
    Accounts receiveable, net                                                            2,264,000
    Inventory, net                                                                       2,553,000
    Deferred income taxes                                                                   88,000
    Prepaid expenses and other                                                             134,000
                                                         --------------             --------------
       Total Current Assets                                         --                   5,789,000
                                                         --------------             --------------


Property and equipment                                                                   6,022,000
Less: accumulated depreciation                                                          (1,460,000)
                                                         --------------             --------------
                                                                                         4,562,000
                                                         --------------             --------------

Goodwill, net                                                   151,000 (2)              3,280,000
                                                                 (6,000)(3)
Deferred income taxes                                                                      112,000
Other                                                                                      453,000
                                                         --------------             --------------
                                                                145,000                  3,845,000
                                                         --------------             --------------
Total Assets                                                   $145,000             $   14,196,000
                                                         ==============             ==============

LIABILITIES AND SHARHOLDERS' EQUITY
Current Liabilities
    Current maturities of long-term debt                                            $      980,000
    Current portion of capital lease obligations                                            71,000
    Other short-term borrowings                                                          1,255,000
    Accounts payable                                             56,000 (2)              1,871,000
    Accrued interest                                                                        44,000
    Income taxes payable                                                                    25,000
    Accrued and other liabilities                                                        1,309,000
                                                         --------------             --------------
       Total Current Liabilities                                 56,000                  5,555,000
                                                         --------------             --------------

Long-Term Liabilities
    Long-term debt, net of current maturities                                            1,543,000
    Capital lease obligations, net of current maturies                                     181,000
    Loan from shareholder                                                                   15,000
    Deferred income taxes                                                                      --
                                                         --------------             --------------
       Total Long-Term Liabilities                                  --                   1,739,000
                                                         --------------             --------------

Total Liabilities                                                56,000                  7,294,000
Shareholders' Equity
    Common Stock                                                  1,000 (2)                 34,000
    Additional Paid-in capital                                 (337,000)(1)              9,244,000
                                                                293,000 (2)
                                                                 (6,000)(3)
    Retained earnings (deficit)                                 138,000 (1)             (2,376,000)
                                                         --------------             --------------
       Total Shareholders' Equity                                89,000                  6,902,000
                                                         --------------             --------------
Total Liabilities and Shareholders' Equity               $      145,000             $   14,196,000
                                                         ==============             ==============

---------------------------------------------------------------------------

(1) TO ELIMINATE GEC SHAREHOLDERS' EQUITY AND RETAINED EARNINGS FROM CONSOLIDATED SHAREHOLDERS' EQUITY.
(2) TO RECORD THE PURCHASE OF GEC FOR 112,029 SHARES OF COMMON STOCK, PLUS ACCRUAL FOR CLOSING COSTS OF APPROXIMATELY $56,000 AND RELATED GOODWILL OF $151,000.
(3) TO RECORD PRO FORMA GOODWILL AMORTIZATION OF $6,000 FOR GOODWILL EXPENSE.

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      AVIATION GROUP, INC. AND SUBSIDIARIES
                          FOR YEAR ENDED JUNE 30, 1998


                                                                Historical
                                           ----------------------------------------------------
                                              Aviation Group, Inc.      General Electrodynamics
                                                   30-Jun-98                    31-Aug-98
                                                   (audited)                    (audited)
                                           --------------------------   -----------------------
Revenues                                        $   18,244,000                $    3,643,000
Cost of revenue                                     14,618,000                     2,196,000
                                                --------------                --------------
    Gross Profit                                     3,626,000                     1,447,000
                                                --------------                --------------

General and administrative expenses                  4,672,000                     1,265,000
Depreciation and amortization                          694,000                       l62,000
                                                --------------                --------------

Income (loss) from operations                       (1,740,000)                       20,000
Other income (expenses)
    Interest income                                    116,000
    Other, net                                          13,000
    Interest expense                                  (386,000)                     (161,000)
                                                --------------                --------------
                                                      (257,000)                     (161,000)
Income (loss) before provision for
    income taxes                                    (1,997,000)                     (141,000)
Provision (benefit) for income taxes                  (359,000)                           --
                                                --------------                --------------

Net income (loss)                               $   (1,638,000)               $     (141,000)
                                                ==============                ==============

Net income (loss) per common and
    common equivalent share-
    basic and diluted                                   ($0.54)
                                                ==============

Basic and diluted weighted average
    shares                                           3,059,632

                                                         Pro-Forma
                                           -----------------------------------------
                                           Adjustments                 As Adjusted
                                           Eliminations               Balance Sheet
                                           (unaudited)                 (unaudited)
                                           -------------             ---------------
Revenues                                                             $    21,887,000
Cost of revenue                                                           16,814,000
                                           --------------             --------------
    Gross Profit                                                           5,073,000

General and administrative expenses                                        5,937,000
Depreciation and amortization                      (6,000)(1)                862,000
                                           --------------             --------------

Income (loss) from operations                      (6,000)                (1,726,000)
Other income (expenses)
    Interest income                                                          116,000
    Other, net                                                                13,000
    Interest expense                                                        (547,000)
                                           --------------             --------------
                                                                            (418,000)
Income (loss) before provision for
    income taxes                                   (6,000)                (2,144,000)
Provision (benefit) for income taxes                                        (359,000)
                                           --------------             --------------

Net income (loss)                                  (6,000)                (1,785,000)
                                           ==============             ==============

Net income (loss) per common and
    common equivalent share-
    basic and diluted                                                         ($0.56)
                                                                      ==============

Basic and diluted weighted average
    shares                                        112,029                  3,171,661

---------------------------------------------------------------------------

(1) TO RECORD PRO FORMA GOODWILL AMORTIZATION.